NUVEEN Exchange-Traded Funds

NOVEMBER 30, 1997

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NTC
Connecticut

NMT
Massachusetts

NOM
Missouri

NPW
Washington

Photo of: Boy and man playing chess.

Contents
 1  Dear Shareholder
 3  Answering Your Questions
 7  NTC Performance Overview
 8  NMT Performance Overview
 9  NOM Performance Overview
10  NPW Performance Overview
11  Shareholder Meeting Report
13  Portfolio of Investments
25  Statement of Net Assets
27  Statement of Operations
29  Statement of Changes in Net Assets
31  Notes to Financial Statements
38  Financial Highlights
40  Fund Information

INSERT:

New from Nuveen THE NUVEEN RITTENHOUSE GROWTH FUND

     General Electric. Johnson & Johnson. Gillette. Familiar names to be sure. And the sort of established "blue chip" companies our new growth fund invests in. For many, these are the holdings that belong at the core of a well-constructed portfolio. Why? They provide attractive long-term growth potential plus the benefits of investing in companies you know and trust.

     The fund is managed by Rittenhouse Financial Services, a premier growth manager selected by Nuveen for their proven track record and disciplined investment process. The portfolio team focuses on companies that are global industry leaders - household names with a history of strength and consistent growth.

     Sound reassuring? Ask your financial adviser today about the fund and Nuveen's growing family of equity, balanced and income mutual funds. Or call
(800) 621-7227 to receive an investor guide, containing a prospectus which provides more complete information, including charges and expenses. Please read it carefully before you invest.

(See other side for a Nuveen product listing)

NUVEEN INVESTMENTS CAN HELP YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen Rittenhouse Growth Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNIPREFERRED(R)
PRIVATE ASSET MANAGEMENT


For more information about any of these Nuveen products, including charges and expenses, call your financial adviser for a prospectus where available, or call Nuveen at (800) 621-7227.

Please read it carefully before you invest.

Dear Shareholder

Photo of: TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to report to you on the performance of your Nuveen exchange-traded funds. Over the past 12 months, the funds have performed well, rewarding shareholders with dependable tax-free income and attractive returns.

Investors in the funds continued to enjoy tax-free dividends generated by each fund's portfolio of municipal bonds. As of November 30, 1997, shareholders were receiving current market yields that ranged from 5.23% to 5.55%. To match these yields, investors in the 31% federal income tax bracket would have had to earn at least 7.58% on taxable alter natives. Dividend stability continues to be a hallmark of your Nuveen exchange-traded funds, as the divi dends for the four funds in this report were declared a total of 48 times over the past year with four dividend increases.

For the 12 months ended November 30, 1997, the total return on these funds ranged from 7.65% to 9.19%, pro viding taxable-equivalent returns of 10.57% to 12.57% for investors in the com bined 31% federal and applicable state tax bracket. For share holders in higher federal tax brackets, the tax-adjusted returns were even more attrac tive. You will find additional details on the individual performance of each fund on pages 7-10.

THE YEAR IN REVIEW
Over the past year, American investors have benefited from robust economic growth with little evidence of infla tionary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Chairman Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO
The events of 1997 have also focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen exchange-traded funds provide an excellent balance to other equity and bond investments, and their current yields make them very attractive.

You already know that you can rely on Nuveen to provide the tax-advantaged investments you need to achieve your investment goals. Your financial adviser can also introduce you to a variety of other Nuveen products and services designed to round out your portfolio of core investments, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds. In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk to your financial adviser about ways you can complement your current Nuveen investment by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,





TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998



"The funds have performed well, rewarding share holders with dependable tax-free income and attractive returns."

Answering Your Questions


TED NEILD, MANAGING DIRECTOR OF NUVEEN'S PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE FUNDS OVER THE PAST YEAR.


WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?
In 1997, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation and volatility in the equity mar kets. These factors contributed to a positive environment for fixed-income investments, including municipal issues.

Between December 1996 and November 1997, the yield on 30-year Treasury bonds dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

HOW HAVE THE FUNDS PERFORMED DURING THIS PERIOD?
As Tim mentioned in his letter to shareholders, the total return for these funds ranged from 7.65% to 9.19% for the 12 months ended November 30, 1997. This compares with the one-year return of 8.66% for the Lehman Municipal Bond Index.

The performance of the Nuveen funds covered in this report is especially noteworthy in view of the fact that they were originally constructed in a higher interest rate environment. This means that a large number of bonds in the portfolios are currently valued at substantial premiums. These bonds offer the benefit of additional price stability in volatile markets, but their upside potential during market rallies can be limited.

HOW DOES THE USE OF LEVERAGE IMPACT THE FUNDS' DIVIDENDS?
All of the funds in this report use leverage as an additional way to enhance income for common shareholders. Leveraged funds issue short-term preferred shares, which is similar to borrowing money at short-term rates and then investing the proceeds in long-term bonds. The dif ference in rates boosts the dividend for common share holders. The dividends of leveraged funds can also be affected by a sudden or prolonged rise in short-term interest rates. As short-term rates increase, preferred shareholders enjoy higher dividends, and less income is available for common shareholders.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?
While credit spreads remain tight, we will continue to purchase bonds with good credit quality at yields that are similar to those of bonds with lower ratings. During the past year, as yield differentials between AAA and BBB bonds narrowed, the funds would not have been ade quately compensated for the additional risk involved in buying bonds at the lower end of the rating spectrum. We were able to buy more highly rated bonds without sacrificing much yield, thereby enhancing the credit quality of our portfolios. We believe that if credit spreads widen again, these high-quality issues will increase in value relative to lower-rated bonds.


SIDEBAR TEXT:
"By identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive relative to other bonds in the market, we believe the portfolio will be positioned to deliver above-market performance."

We will also continue to look for individual bonds that offer good long-term value and the potential for relative price appreci ation. If we succeed in identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive relative to other bonds in the market, the portfolios will be positioned to deliver above-market performance. Our search, backed by outstanding resources of the Nuveen Research Department, emphasizes three strategic sectors:

o Healthcare: Increasing competitive pressures in this industry will result in some attrition. We are selective in buying only the bonds of the strongest issues that we believe will show favorable price movement as the market recognizes their value.

o Public Utilities: Deregulation of this sector is creating opportunities for the research-intensive bond buying in which Nuveen excels. We are currently focusing on bonds issued by utility companies that we believe are strong enough to weather the deregulation process and the increased risk of credit quality realignments.

o Housing: Because the timing of cash flows can be uncertain, these bonds carry some additional risk. However, we believe this is one of the few sectors of the municipal market in which our portfolios are still compensated for assuming that incremental risk.


SIDEBAR TEXT:
"We are currently focusing on bonds issued by utility companies that we believe are strong enough to weather the deregulation process and the increased risk of credit quality realignments."

Whenever possible, we will also pursue strategies aimed at enhancing the structure of the Nuveen exchange-traded funds. Specifically, this means upgrading call protection. By selling bonds with shorter call protection, we can re-deploy assets into bonds with longer protection and better yields, thereby extending call protection and sup porting the funds' embedded yields. We will also be exploring opportunities to purchase discount bonds, which can enhance the potential for price appreciation, extend duration, and provide additional income stability if interest rates continue to decline.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
Looking at the year ahead, we believe a potential for weakness exists in the economy, as evidenced by contin uing volatility in the equity market, layoffs that are begin ning to reach a national level, and a shortage of raw material supplies. These factors could increase the demand for municipal bonds.


SIDEBAR TEXT:
" We will also be exploring opportunities to purchase discount bonds, which can enhance the potential for price appreciation, extend duration, and provide additional income stability if interest rates continue to decline."

Nuveen Connecticut Premium
Income Municipal Fund
Performance Overview
As of November 30, 1997

NTC




FUND HIGHLIGHTS
---------------------------------------------

Inception Date                           5/93
---------------------------------------------
Share Price                            15 1/4
---------------------------------------------
Net Asset Value                        $14.23
---------------------------------------------
Current Market Yield                    5.23%
---------------------------------------------
Taxable Equivalent Yield
   (Federal Only)(1)                    7.58%
---------------------------------------------
Taxable Equivalent Yield (Federal
   and State)(1)                        7.92%
---------------------------------------------

---------------------------------------------
Total Net Assets ($000)              $111,818
---------------------------------------------
Average Weighted Maturity (Years)       20.24
---------------------------------------------
Average Weighted Duration (Years)        6.87
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
---------------------------------------------

1-Year                                  9.12%
---------------------------------------------
3-Year                                 16.27%
---------------------------------------------
Since Inception                         5.86%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
---------------------------------------------

1-Year                                 12.12%
---------------------------------------------
3-Year                                 19.41%
---------------------------------------------
Since Inception                         8.76%
---------------------------------------------






1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 34%.

2 Taxable equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


PIE CHARTS:

Credit Quality
AAA                                   67%
AA                                    19%
BBB/NR                                12%
A                                      2%



Diversification
Transportation                         8%
Other                                  7%
Housing                               10%
Utilities                              7%
General Obligation                    15%
Escrowed Bonds                         6%
Education                             20%
Water & Sewer                          4%
Health Care                           23%


BAR CHART:

Dividend History
12/96                      0.0635
1/97                       0.0635
2/97                       0.065
3/97                       0.065
4/97                       0.065
5/97                       0.065
6/97                       0.065
7/97                       0.065
8/97                       0.0665
9/97                       0.0665
10/97                      0.0665
11/97                      0.0665

Nuveen Massachusetts Premium
Income Municipal Fund
Performance Overview
As of November 30, 1997

NMT


FUND HIGHLIGHTS
---------------------------------------------

Inception Date                           3/93
---------------------------------------------
Share Price                          15 11/16
---------------------------------------------
Net Asset Value                        $14.63
---------------------------------------------
Current Market Yield                    5.39%
---------------------------------------------
Taxable Equivalent Yield
  (Federal Only)(1)                     7.81%
---------------------------------------------
Taxable Equivalent Yield
  (Federal and State)(1)                8.91%
---------------------------------------------

---------------------------------------------
Total Net Assets ($000)              $101,544
---------------------------------------------
Average Weighted Maturity (Years)       20.00
---------------------------------------------
Average Weighted Duration (Years)        6.91
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
---------------------------------------------

1-Year                                  8.60%
---------------------------------------------
3-Year                                 16.10%
---------------------------------------------
Since Inception                         6.64%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
---------------------------------------------

1-Year                                 12.57%
---------------------------------------------
3-Year                                 20.28%
---------------------------------------------
Since Inception                        10.43%
---------------------------------------------


1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 39.5%.

2 Taxable equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 39.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.



PIE CHARTS:

Credit Quality

AAA/Pre-refunded                          41%
A                                         29%
AA                                        24%
BBB/NR                                     6%



Diversification

General Obligation                         9%
Transportation                             9%
Escrowed Bonds                            13%
Water & Sewer                              8%
Housing                                    9%
Other                                      4%
Education                                 17%
Utilities                                  3%
Health Care                               28%


BAR CHART:

Dividend History
12/96                      0.0695
1/97                       0.0695
2/97                       0.0705
3/97                       0.0705
4/97                       0.0705
5/97                       0.0705
6/97                       0.0705
7/97                       0.0705
8/97                       0.0705
9/97                       0.0705
10/97                      0.0705
11/97                      0.0705

Nuveen Missouri Premium
Income Municipal Fund
Performance Overview
As of November 30, 1997

NOM


FUND HIGHLIGHTS
---------------------------------------------

Inception Date                           5/93
---------------------------------------------
Share Price                           14 1/16
---------------------------------------------
Net Asset Value                        $14.20
---------------------------------------------
Current Market Yield                    5.29%
---------------------------------------------
Taxable Equivalent Yield
  (Federal Only)(1)                     7.67%
---------------------------------------------
Taxable Equivalent Yield
   (Federal and State)(1)               8.14%
---------------------------------------------

---------------------------------------------
Total Net Assets ($000)               $46,359
---------------------------------------------
Average Weighted Maturity (Years)       17.74
---------------------------------------------
Average Weighted Duration (Years)        7.45
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
---------------------------------------------

1-Year                                  7.65%
---------------------------------------------
3-Year                                 15.93%
---------------------------------------------
Since Inception                         5.49%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
---------------------------------------------

1-Year                                 10.57%
---------------------------------------------
3-Year                                 19.00%
---------------------------------------------
Since Inception                         8.35%
---------------------------------------------


1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state taxes. It is based on a combined federal and state income tax rate of 35%.

2 Taxable equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.



PIE CHARTS:

Credit Quality

AAA                                       76%
AA                                        17%
BBB/NR                                     5%
A                                          2%


Diversification

Water & Sewer                             10%
Escrowed Bonds                            10%
Health Care                               12%
Transportation                             9%
Lease Rental                              17%
Education                                  3%
General Obligation                        17%
Other                                      2%
Housing                                   20%


BAR CHART:

Diversification
12/96                      0.061
1/97                       0.061
2/97                       0.061
3/97                       0.061
4/97                       0.061
5/97                       0.061
6/97                       0.061
7/97                       0.061
8/97                       0.062
9/97                       0.062
10/97                      0.062
11/97                      0.062

Nuveen Washington Premium
Income Municipal Fund
Performance Overview
As of November 30, 1997

NPW


FUND HIGHLIGHTS
---------------------------------------------

Inception Date                           3/93
---------------------------------------------
Share Price                            13 5/8
---------------------------------------------
Net Asset Value                        $14.78
---------------------------------------------
Current Market Yield                    5.55%
---------------------------------------------
Taxable Equivalent Yield(1)             8.04%
---------------------------------------------

---------------------------------------------
Total Net Assets ($000)               $51,282
---------------------------------------------
Average Weighted Maturity (Years)       20.78
---------------------------------------------
Average Weighted Duration (Years)        6.98
---------------------------------------------

ANNUALIZED TOTAL RETURN (AT NAV)
---------------------------------------------

1-Year                                  9.19%
---------------------------------------------
3-Year                                 15.66%
---------------------------------------------
Since Inception                         6.58%
---------------------------------------------

TAXABLE EQUIVALENT TOTAL RETURN(2)
---------------------------------------------

1-Year                                 11.63%
---------------------------------------------
3-Year                                 18.29%
---------------------------------------------
Since Inception                         9.07%
---------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.

2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


PIE CHARTS:

Credit Quality

AAA                                       67%
AA                                        30%
A                                          3%


Diversification

Water &Sewer                              13%
Housing                                   14%
Education                                  8%
Utilities                                 15%
Transportation                             7%
Health Care                               15%
Escrowed Bonds                             3%
General Obligation                        25%



BAR CHART:

Dividend History
12/96                      0.063
1/97                       0.063
2/97                       0.063
3/97                       0.063
4/97                       0.063
5/97                       0.063
6/97                       0.063
7/97                       0.063
8/97                       0.063
9/97                       0.063
10/97                      0.063
11/97                      0.063

Shareholder Meeting Report
Annual Meeting Date: November 30, 1997




                                                                        CONNECTICUT                  MASSACHUSETTS
                                                                      PREMIUM INCOME                PREMIUM INCOME
                                                                               Preferred                   Preferred
                                                                    Common        Shares         Common       Shares
                                                                    Shares     Series-Th         Shares    Series-Th
APPROVAL OF THE DIRECTORS
WAS REACHED AS FOLLOWS:
ROBERT P. BREMNER
      For                                                        4,763,746         1,532      4,365,212        1,346
      Withhold                                                      31,706           --          62,246           14
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,795,452         1,532      4,427,458        1,360
LAWRENCE H. BROWN
      For                                                        4,765,846         1,532      4,368,112        1,351
      Withhold                                                      29,606           --          59,346            9
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,795,452         1,532      4,427,458        1,360
ANTHONY T. DEAN
      For                                                        4,765,846         1,532      4,368,112        1,351
      Withhold                                                      29,606           --          59,346            9
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,795,452         1,532      4,427,458        1,360
ANNE E. IMPELLIZZERI
      For                                                        4,765,346         1,532      4,360,880        1,351
      Withhold                                                      30,106           --          66,578            9
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,795,452         1,532      4,427,458        1,360
PETER R. SAWERS
      For                                                        4,765,846         1,532      4,368,112        1,351
      Withhold                                                      29,606           --          59,346            9
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,795,452         1,532      4,427,458        1,360
JUDITH M. STOCKDALE
      For                                                        4,765,646         1,532      4,365,912        1,351
      Withhold                                                      29,806           --          61,546            9
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,795,452         1,532      4,427,458        1,360
WILLIAM J. SCHNEIDER
      For                                                               --         1,532             --        1,351
      Withhold                                                          --            --             --            9
--------------------------------------------------------------------------------------------------------------------
        Total                                                           --         1,532             --        1,360
TIMOTHY R. SCHWERTFEGER
      For                                                               --         1,532             --        1,351
      Withhold                                                          --           --              --            9
--------------------------------------------------------------------------------------------------------------------
        Total                                                           --         1,532             --        1,360
RATIFICATION OF AUDITORS
WAS REACHED AS FOLLOWS:
      For                                                        4,738,433         1,532      4,322,301        1,335
      Against                                                       12,277           --          21,080           14
      Abstain                                                       44,742           --          84,077           11
--------------------------------------------------------------------------------------------------------------------
        Total                                                    4,795,452         1,532      4,427,458        1,360
                                                                          MISSOURI                    WASHINGTON
                                                                       PREMIUM INCOME               PREMIUM INCOME
                                                                               Preferred                    Preferred
                                                                    Common        Shares         Common        Shares
                                                                    Shares     Series-Th         Shares     Series-Th
APPROVAL OF THE DIRECTORS
WAS REACHED AS FOLLOWS:
ROBERT P. BREMNER
      For                                                        1,829,170           620      2,203,370           510
      Withhold                                                     164,256            --         28,612            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                    1,993,426           620      2,231,982           510
LAWRENCE H. BROWN
      For                                                        1,829,813           620      2,203,236           510
      Withhold                                                     163,613            --         28,746           --
---------------------------------------------------------------------------------------------------------------------
        Total                                                    1,993,426           620      2,231,982           510
ANTHONY T. DEAN
      For                                                        1,830,544           620      2,203,236           510
      Withhold                                                     162,882            --         28,746            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                    1,993,426           620      2,231,982           510
ANNE E. IMPELLIZZERI
      For                                                        1,829,513           620      2,203,236           510
      Withhold                                                     163,913            --         28,746            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                    1,993,426           620      2,231,982           510
PETER R. SAWERS
      For                                                        1,830,544           620      2,203,236           510
      Withhold                                                     162,882            --         28,746            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                    1,993,426           620      2,231,982           510
JUDITH M. STOCKDALE
      For                                                        1,830,213           620      2,201,535           510
      Withhold                                                     163,213            --         30,447            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                    1,993,426           620      2,231,982           510
WILLIAM J. SCHNEIDER
      For                                                               --           620             --           510
      Withhold                                                          --            --             --            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                           --           620             --           510
TIMOTHY R. SCHWERTFEGER
      For                                                               --           620             --           510
      Withhold                                                          --            --             --            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                           --           620             --           510
RATIFICATION OF AUDITORS
WAS REACHED AS FOLLOWS:
      For                                                        1,973,001           573      2,201,805           510
      Against                                                       10,047            --          4,288            --
      Abstain                                                       10,378            47         25,889            --
---------------------------------------------------------------------------------------------------------------------
        Total                                                    1,993,426           620      2,231,982           510

PORTFOLIO OF INVESTMENTS (UNAUDITED)
NUVEEN CONNECTICUT PREMIUM
INCOME MUNICIPAL FUND (NTC)
 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              EDUCATIONAL FACILITIES - 19.2%

              Connecticut Higher Education Supplemental Loan Authority, Revenue
              Bonds (Family Education Loan Program), 1996 Series A:
$ 1,580,000     5.800%, 11/15/14 (Alternative Minimum Tax)                     11/06 at 102      Aaa     $1,644,353
  1,000,000     5.875%, 11/15/17 (Alternative Minimum Tax)                     11/06 at 102      Aaa        999,390

              State of Connecticut Health and Educational Facilities Authority,
              Revenue Bonds, Trinity College Issue, Series C:
  2,020,000     6.000%, 7/01/22                                                 7/02 at 102      Aaa      2,136,776
  2,000,000     5.875%, 7/01/26                                                 7/06 at 102      Aaa      2,098,800

  4,450,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                Quinnipiac College Issue, Series D, 6.000%, 7/01/23              7/03 at102     BBB-      4,490,139

              State of Connecticut Health and Educational Facilities Authority,
              Revenue Bonds, Sacred Heart University Issue, Series G:
  1,000,000     5.000%, 7/01/13                                                 7/03 at 102      Aaa        990,350
    475,000     5.000%, 7/01/18                                                 7/03 at 102      Aaa        457,824

              State of Connecticut Health and Educational Facilities Authority,
              Revenue Bonds, Sacred Heart University Issue, Series B:
  2,600,000     5.700%, 7/01/16                                                 7/03 at 102     BBB-      2,558,894
  1,000,000     5.800%, 7/01/23                                                 7/03 at 102     BBB-        982,930

  2,040,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, The
                Loomis Chaffee School Issue, Series C, 5.500%, 7/01/16          7/06 at 102      Aaa      2,079,270

  2,920,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                Connecticut College Issue, Series C-1, 5.500%, 7/01/20          7/07 at 102      Aaa      2,964,880

              ESCROWED BONDS - 6.2%

  2,405,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                University of Hartford Issue, Series C, 8.000%, 7/01/18
                (Pre-refunded to 7/01/03)                                       7/03 at 100      Aaa      2,784,605

  2,500,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex
                Hospital Issue, Series G, 6.250%, 7/01/22
                (Pre-refunded to 7/01/02)                                       7/02 at 102      Aaa      2,739,450

  1,250,000   State of Connecticut, Health and Educational Facilities Authority, Revenue Bonds, Choate
                Rosemary Hall Issue, Series A, 7.000%, 7/01/25
                (Pre-refunded to 7/01/04)                                       7/04 at 101      Aaa      1,437,725

              GENERAL OBLIGATION BONDS - 14.4%

  2,000,000   State of Connecticut, General Obligation Bonds, 1993 Series E,
                 6.000%, 3/15/12                                                No Opt. Call     AA-      2,218,640

  3,250,000   State of Connecticut, General Obligation Bonds, 1993 Series D,
                 5.100%, 8/01/11                                                8/03 at 101 1/2  AA-      3,259,588

  2,000,000   State of Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Nursing Home Program Issue, Series 1994,
                AHF/Hartford, Inc. Project, 7.125%, 11/01/24                   11/04 at 102      AA-      2,283,360

  2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nursing
                Home Program Issue, Series 1993, Mansfield Center for Nursing and Rehabilitation
                Project, 5.875%, 11/01/12                                      11/03 at 102      Aaa      2,111,260

  1,650,000   State of Connecticut, General Fund Obligation Bonds, 1994 Series A, Issued By Connecticut
                Development Authority, 6.375%, 10/15/14                        10/04 at 102      AA-      1,819,340

  1,900,000   Capitol Region Education Council, Revenue Bonds, 6.700%, 10/15/1010/05 at 102      BBB      2,041,873

  2,250,000   City of Waterbury Connecticut, General Obligation Tax Revenue Intercept Refunding Bonds,
                1993 Issue, 5.375%, 4/15/08                                     4/03 at 102      Aaa      2,325,240

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              HEALTH CARE FACILITIES - 24.1%

 $2,000,000   Connecticut Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Pfizer
                Inc. Project, 1994 Series, 7.000%, 7/01/25 (Alternative Minimum Tax)7/05 at 102  Aaa      $2,321,660

              Connecticut Development Authority, Health Facility Refunding
              Revenue Bonds, Alzheimer's Resource Center of Connecticut, Inc.
              Project, 1994 Series A:
  1,500,000     6.875%, 8/15/04                                                No Opt. Call      N/R      1,595,550
  1,000,000     7.000%, 8/15/09                                                 8/04 at 102      N/R      1,077,890

  1,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Newington
                Children's Hospital, Series A, 6.050%, 7/01/10                  7/04 at 102      Aaa      1,067,660

  2,725,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Saint Francis
                Hospital and Medical Center Issue, Series B, 6.200%, 7/01/22    7/02 at 102      Aaa      2,904,441

  2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital
                of Saint Raphael Issue, Series H, 5.200%, 7/01/08              No Opt. Call      Aaa      2,089,400

  1,500,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lawrence
                and Memorial Hospital Issue, Series D, 5.000%, 7/01/22          7/03 at 102      Aaa      1,428,585

  2,200,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Day
                Kimball Hospital Issue, Series A, 5.375%, 7/01/26               7/06 at 102      Aaa      2,188,736

  5,160,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School
                Issue, Series B, 5.625%, 7/01/16                                7/06 at 102      Aaa      5,315,419

  1,000,000   State of Connecticut Health and Educational Facilities Authority Revenue Bonds, The William
                W. Backus Hospital Issue, Series D, 5.750%, 7/01/27             7/07 at 102      Aaa      1,045,610

  1,250,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Veterans
                Memorial Medical Center Issue, Series A, 5.500%, 7/01/26        7/06 at 102      Aaa      1,263,938

  3,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex
                Hospital Issue, Series H, Revenue Bonds, Middlesex Health Services Issue, Series I,
                5.125%, 7/01/27                                                 7/07 at 101      Aaa      2,935,020

  1,500,000   Puerto Rico Industrial, Tourist, Educational Medical and Environmental Control Facilities
                Financing Authority, Hospital Revenue Refunding Bonds, 1995 Series A, FHA Insured
                Mortgage-Doctor Pila Hospital Project, 6.125%, 8/01/25      8/05 at 101 1/2      AAA      1,630,755

              HOUSING FACILITIES - 8.7%

  3,175,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1993
                Series B, 6.200%, 5/15/12                                       5/03 at 102       Aa      3,371,279

  2,500,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996
                Subseries E-2, 6.150%, 11/15/27 (Alternative Minimum Tax)      11/06 at 102       Aa      2,601,050

  1,450,000   Waterbury Nonprofit Housing Corporation, Connecticut Taxable Mortgage Revenue
                Refunding Bonds, FHA Insured Mortgage Loan-Fairmont Heights Section 8 Assisted
                Project, Series 1993A, 6.500%, 7/01/07                          7/02 at 101      Aaa      1,560,229

  1,930,000   Housing Authority of the City of Willimantic, Multi-Family Housing Revenue Bonds, Series
                1995A, GNMA Collateralized Mortgage Loan-Village Heights Apartments Project,
                8.000%, 10/20/30                                               10/05 at 105      AAA      2,218,246

              OTHER REVENUE - 7.0%

  2,200,000   Connecticut Resources Recovery Authority, Bridgeport Resco Company,
                L.P. Project Bonds, Series A, Adjustable Convertible Extendable
                Securities-Aces, 7.625%, 1/01/09                                1/03 at 100      A        2,296,800

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              OTHER REVENUE - CONTINUED

$ 3,235,000   Connecticut Resources Recovery Authority, Resource Recovery
                Revenue Bonds, American Ref-Fuel Company of Southeastern
                Connecticut Project, 1989 Series A, 7.700%, 11/15/11           11/98 at 103      AA-     $3,516,542

  1,800,000   State of Connecticut, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,
                1991 Series B, 6.500%, 10/01/10                                No Opt. Call      AA-      2,068,236

              TRANSPORTATION - 7.5%

  3,000,000   State of Connecticut, Airport Revenue Refunding Bonds, Bradley International Airport,
                Series 1992, 7.650%, 10/01/12                                  10/04 at 100      Aaa      3,506,670

              City of New Haven, Connecticut, Air Rights Parking Facility Revenue Bonds, Series 1991:
  3,000,000     6.625%, 12/01/05                                               12/01 at 102      Aaa      3,293,220
  1,500,000     6.500%, 12/01/15                                               12/01 at 102      Aaa      1,635,165

              UTILITIES - 6.6%

  1,400,000   Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic
                Company Project, 1993 BSeries, 5.500%, 6/01/28                  6/03 at 102      Aaa      1,411,984

  2,795,000   Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic
                Company Project, 1993 ASeries, 5.600%, 6/01/28 (Alternative
                Minimum Tax)                                                    6/03 at 102      Aaa      2,815,404

  3,250,000   Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
                1993 Series A, 5.000%, 1/01/18                                   1/04 at102      Aaa      3,153,638

              WATER/SEWER FACILITIES - 3.7%

  2,000,000   State of Connecticut, Clean Water Fund Subordinate Revenue Refunding Bonds, 1996
                Series, 5.250%, 7/01/10                                         1/05 at 101      Aaa      2,044,879

  2,000,000   South Central Connecticut Regional Water Authority, Water System Revenue Bonds,
                Eleventh Series, 5.750%, 8/01/12                                8/03 at 102      Aaa      2,090,599

$103,360,000  Total Investments - (cost $104,001,090) - 97.4%                                           108,873,292
============
              Temporary Investments in Short-Term Municipal Securities - 1.1%

$  1,200,000  Connecticut Second Lien Transportation Infrastructure, Variable Rate Demand Bonds,
============    3.800%, 12/01/10+                                                             VMIG-1      1,200,000

              Other Assets Less Liabilities - 1.5%                                                        1,744,854

              Net Assets - 100%                                                                        $111,818,146
              =====================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

PORTFOLIO OF INVESTMENTS (UNAUDITED)
NUVEEN MASSACHUSETTS PREMIUM
INCOME MUNICIPAL FUND (NMT)

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              EDUCATIONAL FACILITIES - 16.4%

$ 1,000,000   Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue E,
                Series 1995, 6.150%, 7/01/10 (Alternative Minimum Tax)          7/04 at 102      Aaa     $1,064,170

  1,970,000   Massachusetts Health and Educational Facilities Authority Revenue Bonds, Boston College
                Issue, Series K, 5.250%, 6/01/23                                6/03 at 102      Aaa      1,929,320

  1,175,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Brooks School Issue), Series
                1993, 5.950%, 7/01/23                                           7/03 at 102       A3      1,208,123

  3,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Phillips Academy Issue, Series
                1993, 5.375%, 9/.01/23                                          9/08 at 102      Aa1      3,504,480

  2,645,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead Institute for
                Biomedical Research - 1993 Issue), 5.125%, 7/01/26              7/03 at 102      Aa2      2,561,973

  1,765,000   The New England Education Loan Marketing Corporation, Student Loan Revenue Bonds,
                1992 Subordinated Issue C, 6.750%, 9/01/02 (Alternative Minimum Tax)No Opt. Call  A1      1,887,650

  4,000,000   The New England Loan Marketing Corporation, Student Loan Revenue Bonds, 1992
                Subordinated Issue H, 6.900%, 11/01/09 (Alternative Minimum Tax)No Opt. Call      A1      4,462,520

              ESCROWED BONDS - 12.4%

  1,250,000   Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds,
                Worcester Polytechnic Institute Issue, Series E, 6.750%, 9/01/11
                (Pre-refunded to 9/01/02)                                       9/02 at 102      Aaa      1,397,675

  2,500,000   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds, College of the Holy
                Cross - 1992 Issue II, 6.375%, 11/01/15 (Pre-refunded to 11/01/02)11/02 at 102 A1***      2,762,025

  1,355,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack College Issue, Series
                1992, 7.125%, 7/01/12 (Pre-refunded to 7/01/02)                 7/02 at 102  BBB-***      1,536,096

  1,000,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,
                13.000%, 7/01/13                                               No Opt. Call      Aaa      1,706,970

  1,750,000   Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series 1988A, 7.875%, 7/01/17
                (Pre-refunded to 7/01/98)                                       7/98 at 102      AAA      1,826,650

  3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P, 7.000%, 7/01/21
                (Pre-refunded to 7/01/01)                                       7/01 at 102      Aaa      3,339,000

              GENERAL OBLIGATION BONDS - 8.7%

              Town of Barnstable, Massachusetts, General Obligation Bonds:
  1,020,000     5.750%, 9/15/10                                                 9/04 at 102      Aa3      1,081,271
  1,020,000     5.750%, 9/15/11                                                 9/04 at 102      Aa3      1,076,059
    965,000     5.750%, 9/15/12                                                 9/04 at 102      Aa3      1,018,741

  1,000,000   City of Chelsea, Massachusetts, General Obligation Bonds, School Project Loan, Act of 1948,
                7.000%, 6/15/03                                                No Opt. Call      Aaa      1,128,290

  4,375,000   City of Lowell, Massachusetts, General Obligation State Qualified Bonds,
                5.600%, 11/01/12                                               11/03 at 102      Aaa      4,515,963

              HEALTH CARE FACILITIES - 27.1%

  1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds,
                Youville Hospital Issue (FHA Insured Project), Series A, 6.250%, 2/15/412/07 at 102Aa2    1,050,080

  2,500,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Malden
                Hospital Issue (FHA Insured Project), Series A, 5.000%, 8/01/16No Opt. Call      AAA      2,350,875

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              HEALTH CARE FACILITIES - CONTINUED

              Massachusetts Health and Educational Facilities Authority, Revenue
              Bonds, New England Deaconess Hospital Issue Series D:
 $3,310,000     6.625%, 4/01/12                                                 4/02 at 102        A     $3,555,933
  1,000,000     6.875%, 4/01/22                                                 4/02 at 102        A      1,091,290

  3,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic
                Medical Center Issue, Series B, 5.625%, 7/01/15                 7/03 at 102      Aaa      3,069,540

  1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts
                General Hospital Issue, Series G, 5.735%, 7/01/11               7/00 at 100      Aaa      1,025,300

  4,000,000   Massachusetts Health and Educational Facilities Authority Revenue Bonds, New England
                Medical Center Hospitals, Series 1993-G1, 5.375%, 7/01/24       7/04 at 102      Aaa      3,941,360

  2,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Daughters of
                Charity National Health System-The Carney Hospital), Series D,
                6.100%, 7/01/14                                                 7/04 at 102      AA+      2,131,900

    600,000   Massachusetts Health and Educational, Facilities Authority, Revenue Refunding Bonds
                (Cardinal Cushing General Hospital), Series 1989-A, 8.500%, 7/01/007/99 at 102 1/2N/R       619,860

              Massachusetts Health and Educational, Facilities Authority,
              Revenue Refunding Bonds, Youville Hospital Issue (FHA Insured
              Project), Series B:
  2,695,000     6.125%, 2/15/15                                                 2/04 at 102       Aa      2,827,729
  1,000,000     6.000%, 2/15/25                                                 2/04 at 102       Aa      1,034,330

  1,125,000   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights Crossing Limited
                Partnership Issue (FHA Insured Project), Series 1995, 6.000%, 2/01/15 (Alternative
                Minimum Tax)                                                    2/06 at 102      AAA      1,167,401

  3,000,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Harvard Community Health
                Plan, Inc., Issue 1988 Series B (Refunding Bonds), 8.125%, 10/01/1710/98 at 102    A      3,149,670

    500,000   Massachusetts Industrial Finance Agency, Revenue Bonds Briscoe House Assisted Living
                Issue (FHA Insured Project), 6.050%, 2/01/17 (Alternative Minimum Tax)8/07 at 105AAA        530,515

              HOUSING FACILITIES - 8.5%

  3,800,000   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,
                6.300%, 10/01/13                                                4/03 at 102       A1      4,016,486

  2,450,000   Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds,
                Series 9, 8.100%, 12/01/21 (Alternative Minimum Tax)           12/98 at 102       Aa      2,527,347

  1,950,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, 1995
                Series A (FHA Insured Mortgage Loans), 7.350%, 1/01/35
                (Alternative Minimum Tax)                                       1/05 at 102     Aaa       2,134,041

              OTHER REVENUE - 3.6%

  3,225,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass
                Project, Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)7/01 at 103      N/R      3,638,219

              TRANSPORTATION - 8.6%

  4,750,000   Massachusetts Port Authority, Revenue Refunding Bonds, Series 1993-B,
                5.000%, 7/01/18 (Alternative Minimum Tax)                       7/03 at 100      AA-      4,526,703

  4,000,000   Massachusetts Port Authority, Special Facilities Revenue Bonds (US Air Project), Series
                1996-A, 5.750%, 9/01/16 (Alternative Minimum Tax)               9/06 at 102      Aaa      4,155,760

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              UTILITIES - 3.4%

 $1,420,000   Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue
                Bonds, 1994 Series B, 5.000%, 7/01/17                           7/04 at 102      Aaa     $1,380,197

  2,000,000   Massachusetts Municipal Wholesale Electric Company, A Public Corporation of The
                Commonwealth of Massachusetts, Power Supply System Revenue Bonds,
                6.000%, 7/01/18                                                 7/02 at 100      Aaa      2,060,380

              WATER/SEWER FACILITIES - 7.5%

  3,000,000   Massachusetts Water Resources Authority, General Revenue Refunding Bonds, 1993
                Series B, 5.000%, 3/01/22                                       3/03 at 100        A      2,834,670

  1,880,000   Massachusetts Water Resources Authority, 5.000%, 3/01/22          3/03 at 100      Aaa      1,793,482

  3,000,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1991 Series A,
                5.750%, 12/01/21                                               12/01 at 100        A      3,029,850

$93,495,000   Total Investments - (cost $92,054,704) -96.2%                                              97,649,894
===========
              Other Assets Less Liabilities - 3.8%                                                        3,893,880

              Net Assets - 100%                                                                        $101,543,774
              =====================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

***Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R - Investment is not rated.

PORTFOLIO OF INVESTMENTS (UNAUDITED)
NUVEEN MISSOURI PREMIUM
INCOME MUNICIPAL FUND (NOM)

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              EDUCATIONAL FACILITIES - 2.6%

$ 1,250,000   Health and Educational Facilities Authority of the State of Missouri,
                Educational Facilities Revenue Bonds (Saint Louis University),
                Series 1996, 5.200%, 10/01/26                                  10/06 at 102      Aaa     $1,229,725

              ESCROWED BONDS - 9.6%

  1,290,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities
                Revenue Bonds (SSM Health Care Obligated Group Projects), Series 1990B,
                7.000%, 6/01/15                                                 6/00 at 102      Aaa      1,424,018

  1,500,000   Certificates of Receipt, Series 1993, St. Louis County, Missouri, GNMA Collateralized
                Mortgage Revenue Bonds, Series 1989A, 5.650%, 7/01/20
                (Alternative Minimum Tax)                                      No Opt. Call      AAA      1,600,005

  1,275,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Improvement and Refunding
                Bonds, Series 1992 (City of St. Louis, Missouri, Lessee), 6.250%, 2/15/12 (Pre-refunded
                to 2/15/05)                                                     2/05 at 100      Aaa      1,413,121

              GENERAL OBLIGATION BONDS - 17.3%

  2,020,000   Ritenour School District of St. Louis County, Missouri, General Obligation School Bonds,
                Series 1995, 7.375%, 2/01/12                                   No Opt. Call      Aaa      2,513,627

  1,500,000   Francis Howell School District, St. Charles County, Missouri, General Obligation Refunding
                Bonds, Series 1994A, 7.800%, 3/01/08                           No Opt. Call      Aaa      1,883,265

  1,000,000   School District of the City of St. Charles, Missouri, General Obligation Bonds (Missouri
                Direct Deposit Program), Series 1996A, 5.625%, 3/01/14          3/06 at 100       AA      1,040,340

  1,395,000   The Board of Education of the City of St. Louis (MIssouri), General Obligation School
                Refunding Bonds, Series 1993A, 8.500%, 4/01/07                 No Opt. Call      Aaa      1,798,071

    625,000   Reorganized School District No. R-IV of Stone County, Missouri (Reeds Spring, Missouri),
                General Obligation School Building Refunding and Improvement Bonds, Series 1995,
                7.600%, 3/01/10                                                No Opt. Call      Aaa        785,681

              HEALTH CARE FACILITIES - 11.5%

  1,000,000   Health Facilities Revenue Bonds (Barnes-Jewish, Inc./Christian Health Services), Series
                1993, 5.150%, 5/15/10                                          No Opt. Call       AA      1,017,950

  1,000,000   Health and Educational Facilities Authority, of the State of Missouri, Health Facilities
                Revenue Bonds (BJC Health System), Series 1994A,
                6.750%, 5/15/12                                                No Opt. Call      AA      1,175,800

  1,000,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities
                Refunding Revenue Bonds (SSM Health Care), Series 1992AA,
                6.250%, 6/01/07                                                 6/02 at 102      Aaa      1,086,200

  1,000,000   Health and Educational Facilities Authority of the State of Missouri, Health Facilities
                Revenue Bonds (Lake of the Ozarks General Hospital, Inc.), Series 1996,
                6.500%, 2/15/21                                                 2/06 at 102     BBB+      1,063,580

  1,000,000   Ray County, Missouri Hospital Revenue Bonds (Ray County Memorial Hospital), Series
                1997, 5.750%, 11/15/12 (WI)                                 5/05 at 101 1/2      N/R        994,920

              HOUSING FACILITIES - 19.5%

  2,265,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds,
                Series 1991-A (GNMA Mortgage-Backed Securities Program), 7.375%, 8/01/23
                (Alternative Minimum Tax)                                       2/01 at 102      AAA      2,399,881

  1,835,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds
                (Homeownership Loan Program), 1995 Series C, 7.250%, 9/01/26 (Alternative
                Minimum Tax)                                                    3/06 at 105      AAA      2,051,108

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              HOUSING FACILITIES - CONTINUED

$ 1,550,000   Missouri Housing Development Commission, Multifamily Housing Revenue Bonds
                (Brookstone Village Apartments Project), 1996 Series A, 6.100%, 12/01/21 (Alternative
                Minimum Tax)                                                   12/06 at 102      Aaa     $1,611,737

  1,045,000   The Industrial Development Authority of the County of St. Louis, Missouri, Multifamily
                Housing Revenue Refunding Bonds (GNMA Collateralized-South Summit Apartments
                Project), Series 1997A, 5.950%, 4/20/17                         4/07 at 102      AAA      1,080,770

    600,000   Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized-South Summit
                Apartments Project), Series 1997B, 6.000%, 10/20/15
                (Alternative Minimum Tax)                                       4/07 at 102      AAA        622,020

  1,250,000   The Industrial Development Authority of The City of University City, Missouri, Multifamily
                Housing Revenue Refunding Bonds (GNMA Collateralized-Canterbury Gardens Project),
                Series 1995A, 5.900%, 12/20/20                                 12/05 at 102      AAA      1,287,213

              LEASE RENTAL - 16.5%

  1,000,000   Regional Convention and Sports Complex Authority, Convention and
                Sports Facility Project and Refunding Bonds, Series A 1993 (State
                of Missouri Sponsor), 5.500%, 8/15/13                           8/03 at 102       A1      1,014,340

  1,000,000   Fort Zumwalt School District Improvement Corporation, Leasehold Revenue Bonds, Fort
                Zumwalt S.D., St. Charles County, Series 1997, 5.600%, 3/01/17  3/07 at 100      Aaa      1,027,380

  1,000,000   Land Clearance For Redevelopment Authority, of Kansas City, Missouri, Lease Revenue
                Bonds (Municipal Auditorium and Muehlebach Hotel Redevelopment Projects), Series
                1995A, 5.900%, 12/01/18                                        12/05 at 102      Aaa      1,067,460

  1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue Capital Improvement
                Bonds (Kansas City, Missouri, Lessee), Series 1996B, 5.700%, 1/15/131/06 at 101  Aaa      1,046,780

  1,800,000   St. Louis Municipal Finance Corporation, City Justice Center, Leasehold Revenue
                Improvement Bonds, Series 1996 (City of St. Louis, Missouri, Lessee),
                5.750%, 2/15/11                                                 2/06 at 102      Aaa      1,909,764

  1,500,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Refunding Bonds,
                5.850%, 7/15/09                                                 7/03 at 102      Aa3      1,573,170

              OTHER REVENUE - 1.1%

    500,000   The Industrial Development Authority of the City of Kansas City, Missouri (Ewing Marion
                Kauffman Foundation Project), Fixed Rate Revenue Bonds, Series 1997B,
                5.700%, 4/01/27                                                 4/07 at 100      AAA        516,405

              TRANSPORTATION - 8.8%

  1,140,000   City of Kansas City, Missouri, General Improvement Airport Refunding Revenue Bonds,
                Series 1995, 6.750%, 9/01/09                                    9/05 at 101      Aaa      1,295,918

  1,500,000   City of Kansas City, Missouri, General Improvement Airport Revenue Bonds Series 1994 A,
                6.900%, 9/01/11 (Alternative Minimum Tax)                       9/04 at 101      Aaa      1,669,605

  1,000,000   The City of St. Louis, Missouri Airport Revenue Bonds, Series 1997 (1997 Capital
                Improvement Program), Lambert-St. Louis International Airport, 6.000%, 7/01/12
                (Alternative Minimum Tax)                                      No Opt. Call      Aaa      1,097,740

              UTILITIES - 1.2%

    500,000   City of Sikeston, Missouri, Electric System Revenue Refunding Bonds,
                1996 Series, 6.000%, 6/01/16                                   No Opt. Call      Aaa        555,084

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              WATER/SEWER FACILITIES - 10.4%

$ 1,225,000   State Environmental Improvement and Energy Resources Authority (State of Missouri),
                Water Pollution Control Revenue Bonds (State Revolving Fund Program-City of
                Kansas City Project), Series 1995B, 7.750%, 1/01/08             1/05 at 102      Aa1     $1,473,920

  1,000,000   State Environmental Improvement and Energy Resources Authority (State of Missouri),
                Water Pollution Control Revenue Bonds (State Revolving Fund Program-City of
                Branson Project), Series 1995A, 6.050%, 7/01/16                 7/04 at 102      Aaa      1,071,110

  1,000,000   State Environmental Improvement and Energy Resources Authority (State of Missouri),
                Water Pollution Control Revenue Bonds (State Revolving Fund Program-Multiple
                Participant Series), Series 1996D, 5.875%, 1/01/15              1/06 at 101      Aa1      1,049,990

    350,000   State Environmental Improvement and Energy Resources Authority (State of Missouri),
                Water Pollution Control Revenue Bonds (State Revolving Fund of Kansas City Project),
                Series 1997C, 6.750%, 1/01/12                                  No Opt. Call      Aa1        413,550

    750,000   The City of St. Louis, Missouri, Water Revenue Refunding and Improvement Bonds,
                Series 1994, 6.000%, 7/01/14                                    7/04 at 102      Aaa        796,980

$41,665,000   Total Investments - (cost $42,881,897) - 98.5%                                             45,658,228
===========
              Other Assets Less Liabilities - 1.5%                                                          701,170

              Net Assets - 100%                                                                         $46,359,398
              =====================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

(WI) Security purchased on a when-issued basis (see note 1).

PORTFOLIO OF INVESTMENTS (UNAUDITED)
NUVEEN WASHINGTON PREMIUM
INCOME MUNICIPAL FUND (NPW)
 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              EDUCATIONAL FACILITIES - 8.1%

 $1,400,000   Washington State University, Housing and Dining System Revenue and
                Refunding Bonds, Series 1994, 6.375%, 10/01/18                 10/04 at 101      Aaa     $1,525,342

  1,000,000   University of Washington, Housing and Dining System Revenue Refunding Bonds, Junior
                Lien, Series 1996, 5.125%, 12/01/15                            12/06 at 102      Aaa        993,370

  1,500,000   Western Washington University, Housing and Dining System, Revenue Bonds, Series 1992,
                6.375%, 10/01/22                                               10/02 at 101      Aaa      1,626,990

              ESCROWED BONDS - 2.7%

  1,250,000   Washington Health Care Facilities Authority, Revenue Bonds, Refunding Series 1992
                (Franciscan Health System/Saint Clare Hospital, Tacoma), 6.625%, 7/01/20
                (Pre-refunded to 7/01/02)                                       7/02 at 102      Aaa      1,389,050

              GENERAL OBLIGATION BONDS - 24.3%

  2,000,000   State of Washington, General Obligation Bonds, Series 1994B,
                6.000%, 5/01/19                                                 5/04 at 100      Aa1      2,107,540

  1,655,000   Everett Limited Tax General Obligation Bonds, 5.125%, 9/01/17     9/07 at 100      Aaa      1,639,443

  1,000,000   Federal Way School District No. 210, King County, Washington, Unlimited Tax General
                Obligation and Refunding Bonds, 1993, 5.750%, 12/01/12         No Opt. Call      Aaa      1,084,580

  1,360,000   Tahoma School District No. 409, King County, Washington Unlimited Tax General Obligation
                Improvement and Refunding Bonds, 1997, 6.000%, 12/01/10        No Opt. Call      Aaa      1,510,974

  1,000,000   Peninsula School District No. 401, Pierce County, Washington, Unlimited Tax General
                Obligation Refunding Bonds, 1993, 5.500%, 12/01/08             No Opt. Call      Aaa      1,067,250

  1,000,000   The City of Renton, Washington, Limited Tax General Obligation Bonds, General Purpose/
                Public Improvement Bonds, 1997B, 5.750%, 12/01/17               6/07 at 100      Aaa      1,040,840

              Seattle Indian Services Commission, Special Obligation Bonds, 1994:
  1,000,000     6.000%, 11/01/16                                               11/04 at 100      Aa1      1,050,130
    750,000     6.150%, 11/01/24                                               11/04 at 100      Aa1        791,850

  1,500,000   Mukilteo School District No. 6, Snohomish County, Washington, Unlimited Tax General
                Obligation and Refunding Bonds, 1993, 5.700%, 12/01/12         No Opt. Call      Aaa      1,622,310

    500,000   Edmonds School District No. 15, Snohomish County, Washington, Unlimited Tax General
                Obligation Bonds, Series 1994, 6.500%, 12/01/12                No Opt. Call      AA-        572,950

              HEALTH CARE FACILITIES - 14.7%

  2,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992 (The Children's
                Hospital and Medical Center, Seattle), 6.125%, 10/01/13        10/02 at 102      Aaa      2,111,680

  2,400,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992 (Swedish
                Hospital Medical Center, Seattle), 6.300%, 11/15/22            11/02 at 102      Aaa      2,596,320

  1,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1993A (The Heart
                Institute of Spokane), 5.800%, 8/15/18                          8/04 at 102      AA-      1,023,930

  1,640,000   Housing Authority of Skagit County, Low-Income Housing Assistance Revenue Bonds,
                1993 (GNMA Collateralized Mortgage Loan-Sea Mar Project),
                7.000%, 6/20/35                                                11/04 at 104      AAA      1,808,936

              HOUSING FACILITIES - 14.2%

    970,000   Washington State Housing Finance Commission, Multifamily Mortgage Revenue Bonds
                (GNMA Mortgage Backed Securities Program), Series 1989A, 7.700%, 7/01/32
                (Alternative Minimum Tax)                                       1/00 at 103      AAA      1,016,114

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              HOUSING FACILITIES - CONTINUED

$ 1,610,000   Washington State Housing Finance Commission, Single-Family Mortgage Revenue Bonds
                (Mortgage Backed Securities Program), Series 1992D-1, 6.150%, 1/01/26 (Alternative
                Minimum Tax)                                                   No Opt. Call      AAA     $1,715,487

    500,000   Washington State Housing Finance Commission, Single Family Program Bonds, 1997 Series
                2A, 6.050%, 12/01/16                                            6/07 at 102      Aaa        518,035

  2,000,000   Housing Authority of the County of King Washington, Housing Revenue Bonds, 1995
                (Woodridge Park Project), 6.350%, 5/01/25 (Alternative Minimum Tax)5/05 at 100   AA+      2,069,140

  1,880,000   Housing Authority of the City of Vancouver Revenue Bonds, 1993, Series B (Fishers Mill
                Project) (Junior Lien Bonds), 6.000%, 3/01/23                  No Opt. Call       Aa      1,965,164

              TRANSPORTATION - 6.7%

  1,000,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A,
                6.000%, 12/01/14                                               12/00 at 100      AA-      1,028,170

  1,300,000   Port of Seattle, Washington, Revenue Bonds, Series 1996A, 5.500%, 9/01/219/06 at 101Aaa     1,313,572

  1,000,000   Port of Vancouver, Clark County, Washington, Limited Tax General Obligation Bonds, 1994
                Series B, 6.000%, 12/01/04 (Alternative Minimum Tax)           No Opt. Call      Aaa      1,094,330

              UTILITIES - 14.3%

  1,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds,
                Series 1993A, 5.700%, 7/01/17                                   7/03 at 102      Aaa      1,020,980

  1,000,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds,
                Series 1993B, 7.000%, 7/01/09                                  No Opt. Call      Aa1      1,174,760

  1,100,000   Public Utility District No. 1 of Klickitat County, Washington, Electric Revenue Bonds, 1995,
                5.650%, 10/01/15                                               10/05 at 101      Aaa      1,137,004

  1,000,000   Lewis County Public Utility District, Cowlitz Falls Hydroelectric Project, Revenue Refunding
                Bonds, Series 1993, 5.500%, 10/01/22                           10/03 at 102      Aa1      1,004,980

    500,000   The City of Seattle, Washington, Municipal Light and Power Revenue Bonds, 1992A,
                5.750%, 8/01/12                                                 8/02 at 102       Aa        522,750

  1,000,000   City of Seattle, Washington, Municipal Light and Power Revenue Bonds,
                5.625%, 10/01/21                                               10/06 at 102      Aaa      1,021,500

  1,385,000   Public Utility District No. 1 of Snohomish County, Washington, Generation System Revenue
                Bonds, Series 1993B, 5.750%, 1/01/09 (Alternative Minimum Tax)  1/04 at 102       A1      1,441,674

              WATER/SEWER FACILITIES - 13.2%

  1,050,000   City of Bellevue, King County, Washington, Water and Sewer Revenue Refunding Bonds,
                1994, 5.875%, 7/01/09                                           7/04 at 100       Aa      1,110,659

  1,035,000   Covington Water District, Water Revenue Bonds, Refunding
                Series 1995, 6.050%, 3/01/20                                    3/05 at 100      Aaa      1,092,650

    800,000   Kitsap County, Washington, Sewer Revenue Bonds, 1996, 5.750%, 7/01/167/06 at 100   Aaa        830,136

    900,000   City of Richland, Washington, Water and Sewer Improvement Revenue Bonds, 1993,
                5.625%, 4/01/12                                                 4/03 at 100      Aaa        927,720

  1,200,000   Sammamish Plateau Water and Sewer District, King County, Washington, Water and Sewer
                Revenue Refunding Bonds, 1996, 5.500%, 12/01/16                12/06 at 100      Aaa      1,220,447
    500,000   The City of Seattle, Washington, Water System and Refunding Revenue Bonds, 1993,
                5.250%, 12/01/23                                                6/03 at 101       AA        493,710

 PRINCIPAL                                                                      OPTIONAL CALL                MARKET
     AMOUNT   DESCRIPTION                                                         PROVISIONS* RATINGS**       VALUE
              WATER/SEWER FACILITIES - CONTINUED

$ 1,000,000   Yakima-Tieton Irrigation District, Yakima County, Washington, Refunding Revenue Bonds,
                1992, 6.125%, 6/01/13                                           6/03 at 102      Aaa      $1,079,170

$47,685,000   Total Investments - (cost $47,610,854) - 98.2%                                              50,361,637
===========
              Temporary Investments in Short-Term Municipal Securities - 0.4%

 $  200,000   Washington Health Care Facilities Authority, Variable Rate Demand Revenue Bonds (Sisters
===========     of Providence), Series 1985B, 3.900%, 10/01/05+                               VMIG-1         200,000

              Other Assets Less Liabilities - 1.4%                                                           720,713

              Net Assets - 100%                                                                         $ 51,282,350
              ======================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997
                                                                           CONNECTICUT      MASSACHUSETTS            MISSOURI
                                                                        PREMIUM INCOME     PREMIUM INCOME      PREMIUM INCOME
ASSETS
 Investments in municipal securities, at market value (note 1)            $108,873,292       $ 97,649,894       $ 45,658,228
 Temporary investments in short-term municipal securities, at
   amortized cost, which approximates market value (note 1)                  1,200,000               --                 --
 Cash                                                                          220,094          2,489,090            532,667
 Receivables:
   Interest                                                                  1,977,534          1,833,990            837,114
   Investments sold                                                               --                 --              495,656
Other assets                                                                     7,647              6,212              7,481
                                                                          ------------       ------------       ------------

      Total assets                                                         112,278,567        101,979,186         47,531,146
                                                                          ------------       ------------       ------------

LIABILITIES
 Payable for investments purchased                                                --                 --              983,045
 Accrued expenses:
   Management fees (note 6)                                                     59,540             54,088             24,690
   Other                                                                        45,327             48,194             22,944
 Preferred share dividends payable                                              11,963              7,681              7,877
Common share dividends payable                                                 343,591            325,449            133,192
                                                                          ------------       ------------       ------------

      Total liabilities                                                        460,421            435,412          1,171,748
                                                                          ------------       ------------       ------------

Net assets (note 7)                                                       $111,818,146       $101,543,774       $ 46,359,398
                                                                          ============       ============       ============

Preferred shares, at liquidation value                                    $ 38,300,000       $ 34,000,000       $ 16,000,000
                                                                          ============       ============       ============

Preferred shares outstanding                                                     1,532              1,360                640
                                                                          ============       ============       ============

Common shares outstanding                                                    5,166,786          4,616,296          2,138,087
                                                                          ============       ============       ============

Netasset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided by
   Common shares outstanding)                                             $      14.23       $      14.63       $      14.20
                                                                          ============       ============       ============


See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (UNAUDITED) - CONTINUED
NOVEMBER 30, 1997
                                                                                                                  WASHINGTON
                                                                                                              PREMIUM INCOME
ASSETS
 Investments in municipal securities, at market value (note 1)                                                   $50,361,637
 Temporary investments in short-term municipal securities, at amortized cost, which
   approximates market value (note 1)                                                                                200,000
 Cash                                                                                                                 56,558
 Receivables:
   Interest                                                                                                          885,766
   Investments sold                                                                                                     --
Other assets                                                                                                           5,799
                                                                                                                 -----------

      Total assets                                                                                                51,509,760
                                                                                                                 -----------

LIABILITIES
 Payable for investments purchased                                                                                      --
 Accrued expenses:
   Management fees (note 6)                                                                                           27,281
   Other                                                                                                              50,612
 Preferred share dividends payable                                                                                     3,354
Common share dividends payable                                                                                       146,163
                                                                                                                 -----------

      Total liabilities                                                                                              227,410
                                                                                                                 -----------

Net assets (note 7)                                                                                              $51,282,350
                                                                                                                 ===========

Preferred shares, at liquidation value                                                                           $17,000,000
                                                                                                                 ===========

Preferred shares outstanding                                                                                             680
                                                                                                                 ===========

Common shares outstanding                                                                                          2,320,051
                                                                                                                 ===========

Net asset value per Common share outstanding (net assets less Preferred shares at
   liquidation value, divided by Common shares outstanding)                                                      $     14.78
                                                                                                                 ===========


See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997
                                                                           CONNECTICUT      MASSACHUSETTS           MISSOURI
                                                                        PREMIUM INCOME     PREMIUM INCOME     PREMIUM INCOME
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                         $3,065,730         $2,877,544         $1,274,676
                                                                            ----------         ----------         ----------

EXPENSES
   Management fees (note 6)                                                    360,438            328,105            149,756
   Preferred shares - auction fees                                              48,006             42,617             20,055
   Preferred shares - dividend disbursing agent fees                             4,642              4,561              4,642
   Shareholders' servicing agent fees and expenses                               8,757              4,429              3,616
   Custodian's fees and expenses                                                19,031             18,671             16,499
   Trustees' fees and expenses (note 6)                                            348                317                145
   Professional fees                                                             8,725              8,328              8,662
   Shareholders' reports - printing and mailing expenses                        16,438             14,166              8,454
   Stock exchange listing fees                                                   8,147              8,131              1,001
   Investor relations expense                                                    4,712              3,967              2,031
   Other expenses                                                                7,277              6,957              6,214
                                                                            ----------         ----------         ----------

      Total expenses                                                           486,521            440,249            221,075
                                                                            ----------         ----------         ----------
Net investment income                                                        2,579,209          2,437,295          1,053,601
                                                                            ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions
   (notes 1 and 4)                                                             101,914            180,938             78,604
Net change in unrealized appreciation or depreciation
   of investments                                                            3,043,822          2,256,655          1,040,933
                                                                            ----------         ----------         ----------
Net gain from investments                                                    3,145,736          2,437,593          1,119,537
                                                                            ----------         ----------         ----------
Net increase in net assets from operations                                  $5,724,945         $4,874,888         $2,173,138
                                                                            ==========         ==========         ==========


See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (UNAUDITED) - CONTINUED
SIX MONTHS ENDED NOVEMBER 30, 1997
                                                                                                                  WASHINGTON
                                                                                                              PREMIUM INCOME
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                                               $1,418,818
                                                                                                                  ----------

EXPENSES
   Management fees (note 6)                                                                                          165,249
   Preferred shares - auction fees                                                                                    21,309
   Preferred shares - dividend disbursing agent fees                                                                   4,561
   Shareholders' servicing agent fees and expenses                                                                     1,533
   Custodian's fees and expenses                                                                                      16,150
   Trustees' fees and expenses (note 6)                                                                                  159
   Professional fees                                                                                                   8,242
   Shareholders' reports - printing and mailing expenses                                                               7,163
   Stock exchange listing fees                                                                                         1,087
   Investor relations expense                                                                                          1,890
   Other expenses                                                                                                      6,343
                                                                                                                  ----------

      Total expenses                                                                                                 233,686
                                                                                                                  ----------
Net investment income                                                                                              1,185,132
                                                                                                                  ----------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                                                        70,787
Net change in unrealized appreciation or depreciation of investments                                               1,558,082
                                                                                                                  ----------
Net gain from investments                                                                                          1,628,869
                                                                                                                  ----------
Net increase in net assets from operations                                                                        $2,814,001
                                                                                                                  ==========


See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
                                                                     CONNECTICUT PREMIUM INCOME        MASSACHUSETTS PREMIUM INCOME
                                                                      SIX MONTHS       YEAR ENDED       SIX MONTHS       YEAR ENDED
                                                                  ENDED 11/30/97          5/31/97   ENDED 11/30/97          5/31/97
OPERATIONS
 Net investment income                                             $   2,579,209    $   5,134,299    $   2,437,295    $   4,887,537
 Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                                       101,914         (580,033)         180,938         (139,469)
Net change in unrealized appreciation or depreciation
   of investments                                                      3,043,822        3,607,938        2,256,655        2,550,049
                                                                   -------------    -------------    -------------    -------------
Net increase in net assets from operations                             5,724,945        8,162,204        4,874,888        7,298,117
                                                                   -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                                (2,043,746)      (3,909,724)      (1,951,158)      (3,840,666)
   Preferred shareholders                                               (593,967)      (1,050,779)        (521,371)      (1,017,157)
                                                                   -------------    -------------    -------------    -------------

Decrease in net assets from distributions to shareholders             (2,637,713)      (4,960,503)      (2,472,529)      (4,857,823)
                                                                   -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions                     207,238          394,287          135,327          262,693
                                                                   -------------    -------------    -------------    -------------

   Net increase in net assets                                          3,294,470        3,595,988        2,537,686        2,702,987
Net assets at beginning of period                                    108,523,676      104,927,688       99,006,088       96,303,101
                                                                   -------------    -------------    -------------    -------------

Net assets at end of period                                        $ 111,818,146    $ 108,523,676    $ 101,543,774    $  99,006,088
                                                                   =============    =============    =============    =============

Balance of undistributed net investment
   income at end of period                                         $     344,166    $     402,670    $     289,794    $     325,028
                                                                   =============    =============    =============    =============


See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED) - CONTINUED
                                                                 MISSOURI PREMIUM INCOME         WASHINGTON PREMIUM INCOME
                                                              SIX MONTHS          YEAR ENDED      SIX MONTHS      YEAR ENDED
                                                          ENDED 11/30/97             5/31/97  ENDED 11/30/97         5/31/97
OPERATIONS
Net investment income                                       $  1,053,601        $  2,125,190    $  1,185,132    $  2,371,693
Net realized gain (loss) from investment transactions
   (notes 1 and 4)                                                78,604             135,827          70,787          22,234
Net change in unrealized appreciation or depreciation
   of investments                                              1,040,933           1,026,731       1,558,082       1,324,756
                                                            ------------        ------------    ------------    ------------
Net increase in net assets from operations                     2,173,138           3,287,748       2,814,001       3,718,683
                                                            ------------        ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                          (800,833)         (1,553,262)       (876,979)     (1,742,358)
   Preferred shareholders                                       (258,588)           (524,137)       (294,545)       (602,507)
                                                            ------------        ------------    ------------    ------------

Decrease in net assets from distributions to shareholders     (1,059,421)         (2,077,399)     (1,171,524)     (2,344,865)
                                                            ------------        ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to
   shareholders due to reinvestment of distributions              21,359                --              --              --
                                                            ------------        ------------    ------------    ------------

   Net increase in net assets                                  1,135,076           1,210,349       1,642,477       1,373,818
Net assets at beginning of period                             45,224,322          44,013,973      49,639,873      48,266,055
                                                            ------------        ------------    ------------    ------------
Net assets at end of period                                 $ 46,359,398        $ 45,224,322    $ 51,282,350    $ 49,639,873
                                                            ============        ============    ============    ============

Balance of undistributed net investment
   income at end of period                                  $    173,314        $    179,134    $    101,273    $     87,664
                                                            ============        ============    ============    ============


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Missouri Premium Income Municipal Fund (NOM) and Nuveen Washington Premium Income Municipal Fund (NPW). Connecticut Premium Income and Massachusetts Premium Income are traded on the New York Stock Exchange while Missouri Premium Income and Washington Premium Income are traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amoritized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, Missouri Premium Income had an outstanding when-issued purchase commitment of $983,045. There were no such outstanding purchase commitments in any of the other funds.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:

                                                                    CONNECTICUT      MASSACHUSETTS            MISSOURI
                                                                 PREMIUM INCOME     PREMIUM INCOME      PREMIUM INCOME
Number of shares:
   Series Th                                                              1,532              1,360                 640
                                                                          =====              =====                 ===
                                                                                                            WASHINGTON
                                                                                                        PREMIUM INCOME
Number of shares:
Series Th                                                                                                          680
                                                                                                                   ===

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1997.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Common shares were as follows:

                                                             CONNECTICUT PREMIUM INCOME   MASSACHUSETTS PREMIUM INCOME
                                                               SIX MONTHS   YEAR ENDED         SIX MONTHS   YEAR ENDED
                                                           ENDED 11/30/97      5/31/97     ENDED 11/30/97      5/31/97
Shares issued to shareholders due to reinvestment
   of distributions                                                14,040       25,362              9,026       18,609
                                                                   ======       ======              =====       ======
                                                              MISSOURI PREMIUM INCOME       WASHINGTON PREMIUM INCOME
                                                               SIX MONTHS   YEAR ENDED          SIX MONTHS  YEAR ENDED
                                                           ENDED 11/30/97      5/31/97      ENDED 11/30/97     5/31/97
Shares issued to shareholders due to reinvestment
   of distributions                                                 1,550          --                 --           --
                                                                    =====       =====               =====        ====

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
On December 1, 1997, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid December 31, 1997, to shareholders of record on December 15, 1997, as follows:

                                                                    CONNECTICUT      MASSACHUSETTS            MISSOURI
                                                                 PREMIUM INCOME     PREMIUM INCOME      PREMIUM INCOME
Dividend per share                                                       $.0665             $.0705              $.0620
                                                                         ======             ======              ======
                                                                                                            WASHINGTON
                                                                                                        PREMIUM INCOME
Dividend per share                                                                                              $.0630
                                                                                                                ======

At the same time, Missouri Premium Income also declared taxable distributions, which includes capital gains and/or market discount, of $.0151 per share.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended November 30, 1997, were as follows:

                                                                    CONNECTICUT      MASSACHUSETTS            MISSOURI
                                                                 PREMIUM INCOME     PREMIUM INCOME      PREMIUM INCOME
Purchases:
   Investments in municipal securities                               $4,095,485         $2,410,435          $4,032,880
   Temporary municipal investments                                    2,700,000          2,100,000           1,900,000

Sales and Maturities:
   Investments in municipal securities                                4,239,660          4,249,775           3,433,770
   Temporary municipal investments                                    2,200,000          2,300,000           5,200,000
                                                                     ==========         ==========          ==========
                                                                                                            WASHINGTON
                                                                                                        PREMIUM INCOME
Purchases:
   Investments in municipal securities                                                                      $3,021,088
   Temporary municipal investments                                                                           1,400,000

Sales and Maturities:
   Investments in municipal securities                                                                       3,059,330
   Temporary municipal investments                                                                           1,200,000
                                                                                                            ==========

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1997, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                    CONNECTICUT      MASSACHUSETTS            MISSOURI
                                                                 PREMIUM INCOME     PREMIUM INCOME      PREMIUM INCOME
Expiration year:
   2002                                                              $    9,146         $       --          $       --
   2003                                                               1,272,842          1,247,263           1,329,874
   2004                                                               1,105,901            945,779             708,417
   2005                                                                 847,914            195,761                  --
                                                                     ----------         ----------          ----------
Total                                                                $3,235,803         $2,388,803          $2,038,291
                                                                     ==========         ==========          ==========
                                                                                                            WASHINGTON
                                                                                                        PREMIUM INCOME
Expiration year:
   2002                                                                                                     $       --
   2003                                                                                                        564,873
   2004                                                                                                         70,082
   2005                                                                                                             --
                                                                                                            ----------
Total                                                                                                       $  634,955
                                                                                                            ==========

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1997, were as follows:

                                                                    CONNECTICUT      MASSACHUSETTS            MISSOURI
                                                                 PREMIUM INCOME     PREMIUM INCOME      PREMIUM INCOME
Gross unrealized:
   appreciation                                                      $4,969,106         $5,611,500          $2,776,331
   depreciation                                                         (96,904)           (16,310)                 --
                                                                     ----------         ----------          ----------
Net unrealized appreciation                                          $4,872,202         $5,595,190          $2,776,331
                                                                     ==========         ==========          ==========
                                                                                                            WASHINGTON
                                                                                                        PREMIUM INCOME
Gross unrealized:
   appreciation                                                                                             $2,767,445
   depreciation                                                                                                (16,662)
                                                                                                            ----------
Net unrealized appreciation                                                                                 $2,750,783
                                                                                                            ==========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

AVERAGE DAILY NET ASSET VALUE                                                                           MANAGEMENT FEE
For the first $125 million                                                                              .6500 of 1%
For the next $125 million                                                                               .6375 of 1
For the next $250 million                                                                               .6250 of 1
For the next $500 million                                                                               .6125 of 1
For the next $1 billion                                                                                 .6000 of 1
For net assets over $2 billion                                                                          .5875 of 1

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.
7. COMPOSITION OF NET ASSETS
At November 30, 1997, net assets consisted of:

                                                                    CONNECTICUT      MASSACHUSETTS            MISSOURI
                                                                 PREMIUM INCOME     PREMIUM INCOME      PREMIUM INCOME
Preferred shares, $25,000 stated value per share, at
   liquidation value                                               $ 38,300,000       $ 34,000,000         $16,000,000
Common shares, $.01 par value per share                                  51,668             46,163              21,381
Paid-in surplus                                                      71,419,507         63,860,179          29,348,059
Balance of undistributed net investment income                          344,166            289,794             173,314
Accumulated net realized gain (loss) from
   investment transactions                                           (3,169,397)        (2,247,552)         (1,959,687)
Net unrealized appreciation of investments                            4,872,202          5,595,190           2,776,331
                                                                   ------------       ------------         -----------
Net assets                                                         $111,818,146       $101,543,774         $46,359,398
                                                                   ------------       ------------         -----------
Authorized shares:
   Common                                                             Unlimited          Unlimited           Unlimited
   Preferred                                                          Unlimited          Unlimited           Unlimited
                                                                   ============       ============         ===========
                                                                                                            WASHINGTON
                                                                                                        PREMIUM INCOME
Preferred shares, $25,000 stated value per share, at
   liquidation value                                                                                       $17,000,000
Common shares, $.01 par value per share                                                                         23,201
Paid-in surplus                                                                                             31,971,261
Balance of undistributed net investment income                                                                 101,273
Accumulated net realized gain (loss) from
   investment transactions                                                                                    (564,168)
Net unrealized appreciation of investments                                                                   2,750,783
                                                                                                           -----------
Net assets                                                                                                 $51,282,350
                                                                                                           ===========
Authorized shares:
   Common                                                                                                    Unlimited
   Preferred                                                                                                 Unlimited
                                                                                                           ===========

FINANCIAL HIGHLIGHTS (UNAUDITED) Selected data for a common share outstanding throughout each period is as follows:
                                                                           DIVIDENDS FROM TAX-EXEMPT
                                            OPERATING PERFORMANCE             NET INVESTMENT INCOME
                                                              NET
                                                       REALIZED &
                         NET ASSET               NET   UNREALIZED
                             VALUE           INVEST-  GAIN (LOSS)                TO                     TO
                         BEGINNING              MENT FROM INVEST-            COMMON              PREFERRED
                         OF PERIOD            INCOME        MENTS      SHAREHOLDERS          SHAREHOLDERS+
CONNECTICUT PREMIUM INCOME
Six months ended
   11/30/97                 $13.63             $ .50       $  .62            $(.40)                 $(.12)
Year ended 5/31:
   1997                      12.99              1.00          .60             (.76)                  (.20)
   1996                      13.20               .98         (.21)            (.73)                  (.25)
   1995                      12.45               .98          .74             (.74)                  (.23)
   1994                      13.96               .77        (1.40)            (.61)                  (.13)
5/20/93 to
   5/31/93                   14.05                --           --               --                     --
MASSACHUSETTS PREMIUM INCOME
Six months ended
   11/30/97                  14.11               .53          .52             (.42)                  (.11)
Year ended 5/31:
   1997                      13.58              1.06          .53             (.84)                  (.22)
   1996                      13.76              1.05         (.19)            (.80)                  (.24)
   1995                      12.90              1.04          .84             (.78)                  (.24)
   1994                      14.08               .87        (1.01)            (.74)                  (.15)
3/18/93 to
   5/31/93                   14.05               .05          .06               --                     --
MISSOURI PREMIUM INCOME
Six months ended
   11/30/97                 $13.68             $ .49       $  .52            $(.37)                 $(.12)
Year ended 5/31:
   1997                      13.11              1.00          .55             (.73)                  (.25)
   1996                      13.37               .96         (.29)            (.67)                  (.25)
   1995                      12.35               .95         1.02             (.69)                  (.26)
   1994                      13.90               .76        (1.40)            (.59)                  (.14)
5/20/93 to
   5/31/93                   14.05                --           --               --                     --
WASHINGTON PREMIUM INCOME
Six months ended
   11/30/97                  14.07               .51          .71             (.38)                  (.13)
Year ended 5/31:
   1997                      13.48              1.02          .58             (.75)                  (.26)
   1996                      13.71              1.02         (.23)            (.74)                  (.28)
   1995                      12.97              1.01          .77             (.77)                  (.27)
   1994                      14.09               .91         (.93)            (.76)                  (.16)
3/18/93 to
   5/31/93                   14.05               .07          .08               --                     --
                               DISTRIBUTIONS FROM CAPITAL GAINS
                                                                                                        PER
                                                      ORGANIZATION                                   COMMON
                                                      AND OFFERING                                    SHARE
                                                         COSTS AND                                   MARKET
                             TO                TO  PREFERRED SHARE        NET ASSET                   VALUE
                         COMMON         PREFERRED     UNDERWRITING        VALUE END                  END OF
                   SHAREHOLDERS     SHAREHOLDERS+        DISCOUNTS        OF PERIOD                  PERIOD
CONNECTICUT PREMIUM INCOME
Six months ended
   11/30/97                 $--               $--             $--            $14.23                 $15.2500
Year ended 5/31:
   1997                      --                --              --             13.63                  14.1250
   1996                      --                --              --             12.99                  13.6250
   1995                      --                --              --             13.20                  12.6250
   1994                      --                --            (.14)            12.45                  13.1250
5/20/93 to
   5/31/93                   --                --            (.09)            13.96                  15.0000
MASSACHUSETTS PREMIUM INCOME
Six months ended
   11/30/97                  --                --              --             14.63                  15.6875
Year ended 5/31:
   1997                      --                --              --             14.11                  14.7500
   1996                      --                --              --             13.58                  13.7500
   1995                      --                --              --             13.76                  13.3750
   1994                      --                --            (.15)            12.90                  12.5000
3/18/93 to
   5/31/93                   --                --            (.08)            14.08                  15.2500
MISSOURI PREMIUM INCOME
Six months ended
   11/30/97                 $--               $--             $--            $14.20                 $14.0625
Year ended 5/31:
   1997                      --                --              --             13.68                  13.0630
   1996                      --                --              --             13.11                  12.5000
   1995                      --                --              --             13.37                  12.0000
   1994                      --                --            (.18)            12.35                  12.0000
5/20/93 to
   5/31/93                   --                --            (.15)            13.90                  15.1250
WASHINGTON PREMIUM INCOME
Six months ended
   11/30/97                  --                --              --             14.78                  13.6250
Year ended 5/31:
   1997                      --                --              --             14.07                  12.5000
   1996                      --                --              --             13.48                  11.7500
   1995                      --                --              --             13.71                  11.6250
   1994                    (.01)               --            (.17)            12.97                  12.3750
3/18/93 to
   5/31/93                   --                --            (.11)            14.09                  15.7500
                                                                      RATIOS/SUPPLEMENTAL DATA
                            TOTAL
                          INVEST-                                                        RATIO OF
                             MENT                                                             NET
                           RETURN       TOTAL         NET ASSETS          RATIO OF     INVESTMENT
                               ON   RETURN ON             END OF          EXPENSES         INCOME    PORTFOLIO
                           MARKET   NET ASSET         PERIOD (IN        TO AVERAGE     TO AVERAGE     TURNOVER
                            VALUE**     VALUE**        THOUSANDS)       NET ASSETS++   NET ASSETS++       RATE
CONNECTICUT PREMIUM INCOME
Six months ended
   11/30/97                  10.85%       7.38%         $111,818              .88%*         4.65%*          4%
Year ended 5/31:
   1997                       9.58       11.01           108,524               .89           4.79           18
   1996                      14.06        3.97           104,928               .89           4.71           15
   1995                       2.22       12.74           105,851               .92           4.99           18
   1994                      (8.73)      (6.74)          101,595               .95           3.95            9
5/20/93 to
   5/31/93                   --           (.64)           67,533              1.04*          1.17*          --
MASSACHUSETTS PREMIUM INCOME
Six months ended
   11/30/97                   9.36        6.74           101,544               .87*          4.83*           2
Year ended 5/31:
   1997                      13.76       10.28            99,006               .88           4.99           22
   1996                       8.99        4.55            96,303               .88           4.95           18
   1995                      14.12       13.58            97,071               .94           5.20           29
   1994                     (13.64)      (3.38)           93,078               .97           4.26           33
3/18/93 to
   5/31/93                    1.67         .21            64,377               .93*          2.17*         --
MISSOURI PREMIUM INCOME
Six months ended
   11/30/97                  10.53%       6.56%          $46,359               .96%*         4.57%*          8%
Year ended 5/31:
   1997                      10.53       10.09            45,224               .99           4.74           36
   1996                      10.07        3.09            44,014              1.01           4.57           34
   1995                       6.13       14.74            44,566              1.08           4.86           34
   1994                     (17.26)      (7.16)           42,343              1.05           3.92           39
5/20/93 to
   5/31/93                     .83       (1.07)           29,296              1.34*           .69*          --
WASHINGTON PREMIUM INCOME
Six months ended
   11/30/97                  12.14        7.80            51,282               .92*          4.66*           6
Year ended 5/31:
   1997                      12.94       10.16            49,640               .94           4.83           11
   1996                       7.44        3.75            48,266               .94           4.81           20
   1995                        .41       12.36            48,812              1.04           5.04           16
   1994                     (16.88)      (2.73)           47,095              1.08           4.42           29
3/18/93 to
   5/31/93                    5.00         .28            32,653              1.02*          2.63*          --

* Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

INSERT:

BUILD A BETTER PORTFOLIO WITH NUVEEN

     Your financial adviser can show you how you can combine this Nuveen fund with other Nuveen stock and bond investments to build a portfolio that meets your short- and longer-term goals.

     Together, you can craft an investment portfolio that provides the income you need today and the growth you need for tomorrow, while simultaneously offering tax-efficiency and reduced overall risk.

     Talk with your adviser about putting Nuveen's full family of funds and trusts to work for you.

(See other side for a Nuveen product listing)

NUVEEN INVESTMENTS CAN HELP YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen Rittenhouse Growth Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNIPREFERRED(R)
PRIVATE ASSET MANAGEMENT

Serving Investors for Generations

Photo of: JOHN NUVEEN, SR.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


FSA-3.11.97